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_______________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 22, 2004

                           PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                0-08791                13-2616435
       ________________        ________________        ________________

       (State or Other      (Commission File No.)       (I.R.S. Employer
        Jurisdiction                                   Identification No.)
      of Incorporation)


               2 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
             (Address of Principal Executive Offices)   (Zip Code)

              Registrant's Telephone Number, Including Area Code:
                                 (732) 542-0060

                                      N/A
         ______________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________
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SECTION 2.0 FINANCIAL INFORMATION

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

BECAUSE OF THE ESCALATING COST OF RAW MATERIALS AND THE CHALLENGE OF PASSING THESE INCREASES TO OUR CUSTOMERS, PVC CONTAINER CORPORATION (THE "COMPANY") HAS BEGUN A COST REDUCTION INITIATIVE, WHICH WE EXPECT WILL REDUCE OUR PAYROLL AND BENEFITS BY NEARLY $1.7 MILLION ANNUALLY. THIS INITIATIVE IS EXPECTED TO IMPROVE OPERATING EFFICIENCY AND PUT US IN THE POSITION TO TAKE ADVANTAGE OF NEW BUSINESS OPPORTUNITIES.

WE HAVE BEGUN TO IMPLEMENT THESE REDUCTIONS AND WILL CONTINUE IN STAGES THROUGH APRIL 30, 2005. THE WORKFORCE REDUCTION WILL BE ACCOMPLISHED THROUGH BOTH INVOLUNTARY AND VOLUNTARY TERMINATIONS. THE VOLUNTARY PROGRAM WAS OFFERED TO ALL EMPLOYEES, BUT THE COMPANY WAS NOT REQUIRED TO ACCEPT ALL OFFERS TO RESIGN IF IT WAS NOT PRACTICAL.

BEGINNING IN THE SECOND FISCAL QUARTER 2005 AND CONTINUING THROUGH THE FOURTH FISCAL QUARTER 2005, MANAGEMENT ESTIMATES THE COMPANY WILL RECOGNIZE TOTAL CHARGES OF UP TO $600,000, INCLUDING SEVERANCE AND RELATED BENEFIT COSTS ASSOCIATED WITH THE WORKFORCE REDUCTION. WE EXPECT TO ELIMINATE 22 SALARIED POSITIONS THROUGH THE END OF THE FISCAL YEAR ENDING JUNE 30, 2005.

STATEMENT REGARDING FORWARD-LOOKING DISCLOSURE

CERTAIN STATEMENTS IN THIS REPORT THAT ARE NOT FINANCIAL RESULTS OR OTHER HISTORICAL INFORMATION ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING GIVEN IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS GIVE CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. THEY ARE BASED ON MANAGEMENT'S EXPECTATIONS, AND INVOLVE A NUMBER OF BUSINESS RISKS AND UNCERTAINTIES, ANY OF WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. FORWARD LOOKING STATEMENTS DO NOT RELATE STRICTLY TO HISTORIC OR CURRENT FACTS. THEY USE WORDS SUCH AS "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE", AND OTHER WORDS AND TERMS OF SIMILAR MEANING IN CONNECTION WITH ANY DISCUSSION OF FUTURE


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OPERATING OR FINANCIAL PERFORMANCE. IN PARTICULAR, THESE INCLUDE STATEMENTS
RELATING TO FUTURE ACTIONS; PROSPECTIVE CHANGES IN RAW MATERIAL COSTS, PRODUCT PRICING, OR PRODUCT DEMAND; FUTURE PERFORMANCE OR RESULTS OF CURRENT AND ANTICIPATED MARKET CONDITIONS AND MARKET STRATEGIES; SALES EFFORTS; EXPENSES; AND FINANCIAL RESULTS.

THERE ARE RISKS AND UNCERTAINTIES THAT MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN THE COMPANY'S FORWARD-LOOKING STATEMENTS. IN PARTICULAR, UNANTICIPATED CHANGES IN THE ECONOMIC, COMPETITIVE, GOVERNMENTAL, TECHNOLOGICAL, MARKETING OR OTHER FACTORS IDENTIFIED IN THIS REPORT AND IN THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION COULD CAUSE SUCH RESULTS TO DIFFER MATERIALLY AND COULD INCLUDE, BUT ARE NOT LIMITED TO, CHANGES IN U.S., REGIONAL OR WORLD POLYMER GROWTH RATES AFFECTING THE COMPANY'S MARKETS; CHANGES IN GLOBAL INDUSTRY CAPACITY OR IN THE RATE AT WHICH ANTICIPATED CHANGES IN CAPACITY ARE REALIZED IN THE POLYVINYL CHLORIDE OR OTHER INDUSTRIES IN WHICH THE COMPANY PARTICIPATES; FLUCTUATIONS IN RAW MATERIAL PRICES, QUALITY, AND SUPPLY AND IN ENERGY PRICES AND SUPPLY, IN PARTICULAR FLUCTUATIONS OUTSIDE THE NORMAL RANGE OF INDUSTRY CYCLES; AN INABILITY TO RAISE PRICES OR SUSTAIN PRICE INCREASES FOR PRODUCTS; AND AN INABILITY TO ACHIEVE IMPROVED OPERATING EFFICIENCY AS A RESULT OF THE WORKFORCE REDUCTION.

THE COMPANY CANNOT GUARANTEE THAT ANY FORWARD-LOOKING STATEMENT WILL BE REALIZED, ALTHOUGH MANAGEMENT BELIEVES ITS PLANS AND ASSUMPTIONS ARE PRUDENT. SHOULD KNOWN OR UNKNOWN RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INACCURATE, ACTUAL RESULTS COULD VARY MATERIALLY FROM THOSE ANTICIPATED, ESTIMATED OR PROJECTED.

THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. INVESTORS SHOULD CONSULT ANY FURTHER DISCLOSURES THE COMPANY MAKES ON RELATED SUBJECTS IN ITS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. IT IS NOT POSSIBLE TO PREDICT OR IDENTIFY ALL RISK FACTORS. CONSEQUENTLY, YOU SHOULD NOT CONSIDER ANY SUCH LIST TO BE A COMPLETE SET OF ALL POTENTIAL RISKS OR UNCERTAINTIES.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2004

                                         PVC CONTAINER CORPORATION


                                         By /s/ Jeffrey Shapiro
                                            ------------------------------
                                         Name:  Jeffrey Shapiro
                                         Title: Chief Financial Officer